UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2019

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry Into A Material Definitive Agreement

February 8, 2019 Securities Purchase Agreement

On February 8, 2019 (the “First Closing Date”), Verus International, Inc. (the “Corporation”) entered into a securities purchase agreement (the “First Securities Purchase Agreement”) with an accredited investor (the “First Investor”), whereby the Corporation agreed to issue and sell: (i) an 8% convertible promissory note in the original principal amount of $1,250,000 (the “First Note”) and (ii) a three-year warrant to purchase up to 925,925,925 shares of the Corporation’s common stock, $0.001 per share (the “Common Stock”) (the “First Warrant”).

In connection with the First Securities Purchase Agreement, the Corporation also entered into a Registration Rights Agreement with the First Investor (the “First Registration Rights Agreement”), pursuant to which the Corporation is required to file a Registration Statement on Form S-1 (or Form S-3, if available) (the “Registration Statement”) covering the resale of the Registrable Securities (as defined in the First Registration Rights Agreement) within 60 days of the First Closing Date. The Corporation is further required to use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of: (x) (i) in the event that the Registration Statement is not subject to a review by the U.S. Securities and Exchange Commission (the “SEC”), 120 calendar days after the First Closing Date or (ii) in the event that the Registration Statement is subject to a limited or full review by the SEC, 140 calendar days after the First Closing Date; and (y) the 5th business day after the date the Corporation is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

The foregoing descriptions of the First Securities Purchase Agreement, the First Registration Rights Agreement, the First Warrant and the First Note do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

February 11, 2019 Securities Purchase Agreement

On February 11, 2019 (the “Second Closing Date”), the Corporation entered into a securities purchase agreement (the “Second Securities Purchase Agreement”) with an accredited investor (the “Second Investor”), whereby the Corporation agreed to issue and sell: (i) an 8% convertible promissory note in the original principal amount of $200,000 (the “Second Note”) and (ii) a three-year warrant to purchase up to 148,148,148 shares of the Corporation’s Common Stock (the “Second Warrant”).

In connection with the Second Securities Purchase Agreement, the Corporation also entered into a Registration Rights Agreement with the Second Investor (the “Second Registration Rights Agreement”), pursuant to which the Corporation is required to file the Registration Statement covering the resale of the Registrable Securities (as defined in the Second Registration Rights Agreement) within 60 days of the Second Closing Date. The Corporation is further required to use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of: (x) (i) in the event that the Registration Statement is not subject to review by the SEC, 120 calendar days after the Closing Date or (ii) in the event that the Registration Statement is subject to a limited or full review by the SEC, 140 calendar days after the Second Closing Date; and (y) the 5th business day after the date the Corporation is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

The foregoing descriptions of the Second Securities Purchase Agreement, the Second Registration Rights Agreement, the Second Warrant and the Second Note do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, which are attached as Exhibits 10.5, 10.6, 10.7 and 10.8, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.

On February 8, 2019, the Corporation issued the First Note and the First Warrant, and on February 11, 2019, the Corporation issued the Second Note and the Second Warrant.

The foregoing securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and issued in reliance on the exemption from registration requirements under the Securities Act afforded by Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Form of February 8th Securities Purchase Agreement
10.2	Form of February 8th Registration Rights Agreement
10.3	Form of February 8th Warrant
10.4	Form of February 8th 8% Convertible Promissory Note
10.5	Form of February 11th Securities Purchase Agreement
10.6	Form of February 11th Registration Rights Agreement
10.7	Form of February 11th Warrant
10.8	Form of February 11th 8% Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: February 11, 2019	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer